UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 31, 2007
                                                           ------------

                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-25753


            Nevada                                               87-0449667
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)


           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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           (Address of principal executive offices, including zip code

                                 (561) 998-7557
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              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitiive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Effective June 6, 2007, Frank P. Reilly was appointed Chief Executive Officer of the Company. Mr. Reilly has been a member of the board of directors of the Company since being nominated by Emerson Fittipaldi in April 2007 and has been the Company's Executive Vice President, Strategy and Market Development since November 2006. Simultaneously, David S. Brooks resigned as Chief Executive Officer, director and from all other officer positions he held with the Company and its subsidiaries, and S. Kevin Yates resigned as Chief Operating Officer and director of the Company. No new directors have been nominated to replace these vacancies. Upon their resignations, their previous agreements with the Company were terminated and they agreed to be engaged on a consulting basis as advisors to the Company's management and board of directors. Each consulting agreement has a term of one year and an annual consulting fee of $75,000 that, although due immediately, is payable only upon the occurrence of specific debt repayments or financing events by the Company during the next ten months.

Item 8.01 Other Events.

     Pursuant to a mediation held May 31, 2007, the litigation between former employee Darden and the Company has been amicably settled. The case has been dismissed and all allegation of wrongdoing by Darden as set forth in the Company's previous filings and counterclaim have been withdrawn.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 11, 2007                          FITTIPALDI LOGISTICS, INC.



                                              By:  /s/ Frank P. Reilly
                                                   -------------------
                                                   Frank P. Reilly
                                                   Chief Executive Officer